Exhibit 99

RESS RELEASE

FOR IMMEDIATE RELEASE

Contact:        Walter Ida

(808) 946-1400

Territorial Bancorp Inc.

Declares Special Dividend

Honolulu, Hawaii, November 17, 2017 - Territorial Bancorp Inc. (NASDAQ:  TBNK) (the “Company”), headquartered in Honolulu, Hawaii, the holding company parent of Territorial Savings Bank, announces that its Board of Directors has declared a special cash dividend of $0.30 per share payable on December 20, 2017. This is an increase from the $0.20 special dividend paid a year ago in December 2016.  The dividend will be paid to shareholders of record as of December 6, 2017.

When this dividend is added to the special dividend of $0.10 per share paid earlier in June of this year, total special dividends for 2017 will amount to $0.40 per share.  This compares to total special dividends paid in 2016 of $0.20 per share.

Allan Kitagawa, Chairman and Chief Executive Officer said, “2017 has been a good year for the Company.  We wish to show our appreciation to our shareholders for continuing their support and confidence in the Company, so we have declared another special dividend of $0.30 per share that will be paid on December 20, 2017. Together with the special dividend we paid in June of 2017, we have doubled the special dividends paid in 2016.  Stock acquired in our initial public offering at $10.00 per share earned dividends in 2017 equal to 12.0% of your initial investment in the Company.”

Forward-looking statements - this press release contains forward-looking statements, which can be identified by the use of words such as “estimate,” “project,” “believe,” “intend,” “anticipate,” “plan,” “seek,” “expect,” “will,” “may” and words of similar meaning. These forward-looking statements include, but are not limited to:

•    statements of our goals, intentions and expectations;

•    statements regarding our business plans, prospects, growth and operating strategies;

•    statements regarding the asset quality of our loan and investment portfolios; and

•    estimates of our risks and future costs and benefits.

These forward-looking statements are based on our current beliefs and expectations and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. We are under no duty to and do not take any obligation to update any forward-looking statements after the date of this release.

The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements:

•    general economic conditions, either nationally or in our market areas, that are worse than expected;

•    competition among depository and other financial institutions;

•    inflation and changes in the interest rate environment that reduce our margins or reduce the fair value of financial instruments; • adverse changes in the securities markets;

•    changes in laws or government regulations or policies affecting financial institutions, including changes in regulatory fees and capital requirements; • our ability to enter new markets successfully and capitalize on growth opportunities;

•    our ability to successfully integrate acquired entities, if any;

•    changes in consumer spending, borrowing and savings habits;

•    changes in accounting policies and practices, as may be adopted by the bank regulatory agencies, the Financial Accounting Standards Board, the Securities and Exchange Commission and the Public Company Accounting Oversight Board;

•    changes in our organization, compensation and benefit plans;

•    changes in our financial condition or results of operations that reduce capital available to pay dividends; and

•    changes in the financial condition or future prospects of issuers of securities that we own.

Because of these and a wide variety of other uncertainties, our actual future results may be materially different from the results indicated by these forward-looking statements.